                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06017
                                  ---------------------------------------------

 Julius Baer Global Equity Fund Inc. (formerly The European Warrant Fund, Inc.)
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   330 Madison Avenue, New York, NY                             10017
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                  Tony Williams
                     330 Madison Avenue, New York, NY 10017
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  212-297-3600
                                                   ----------------------

Date of fiscal year end:  10/31/04
                        -------------------------

Date of reporting period:  04/01/04 - 10/31/04
                         ------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.

                                                                      JULIUS BAR


ANNUAL REPORT
JULIUS BAER GLOBAL EQUITY
FUND INC.


October 31, 2004

JULIUS BAER GLOBAL EQUITY FUND INC.                                ANNUAL REPORT
(FORMERLY THE EUROPEAN WARRANT FUND, INC.)                      OCTOBER 31, 2004

Dear Shareholder

     I am pleased to be presenting the Annual Report for the Julius Baer Global Equity Fund (the "Fund") for the fiscal year ending October 31, 2004 (the "Reporting Period"). I'd like to take this opportunity to introduce myself. I joined Julius Baer Investment Management LLC ("JBIM") in the summer of 2003, where I took on the role of Chief Operating Officer ("COO"). After an internal reorganization occurred earlier this year, I took on my current position as Chief Executive Officer of JBIM. Prior to joining the firm, I spent 13 years with Fleming Asset Management where I was integrally involved in positions ranging from Marketing and Product Development to Client Services Director to COO.

     Many of you are accustomed to receiving such correspondence from Michael Quain who served in this capacity for many years. Please let me assure you that Mr. Quain is still integrally involved in the Fund's operations. He is now serving as an Independent Director for the Fund and as the Fund's Chief Compliance Officer. We believe that his demonstrative commitment to shareholder interests will only enhance shareholder value. He will be working more closely with the Board of Directors to keep them abreast of the latest regulatory developments and to ensure that the Fund, as well as JBIM, maintains a "culture of compliance."

     During the Reporting Period, a number of major events dominated the political and economic scene. With the capture of Saddam Hussein in early December '03, global equity markets began on a bullish note. The Dow Jones Industrial Average, FTSE Index, CAC 40, DAX, and the Nikkei all posted moderate gains for the month, but investor confidence began to wane in the first calendar quarter. It soon became rather apparent that the "war on terror" was not to end in the near future. Intense fighting continued in cities like Fallujah and Mosul, with casualties mounting in what was not a universally supported war effort. Doubts of a successful transition of power to an interim Iraqi government were also raised and consequently the hope for nationwide elections to commence in January '05 sparked serious concern. In addition, speculation that intelligence reports had been manufactured to create an "immediate threat" stirred further debate both domestically and abroad. By the end of the first quarter, it became clear that America was divided and that John Kerry had emerged as a viable contender for the White House.

     Despite uncertainty on the political front, evidence of robust productivity and a modest improvement in labor conditions caused the U.S. Federal Reserve to initiate a series of rate increases, moving the Federal Funds Rate from 1.00% to 1.75% by the close of the Reporting Period. While the improving economy would normally signal a turn around the corner for equity markets, sales forecasts especially in the technology sector were cautious at best. In addition, oil prices soared to record highs in response to the aforementioned unrest in the Middle East. As a result, volatile markets persisted with investors attempting to digest whether significant changes to political ideology were imminent.

     Although sideway market movements prevailed, the Fund has taken enormous leaps forward during the Reporting Period. On June 30, 2004, the Fund changed its structural organization from a closed-end, non-diversified European warrant fund to an open-ended diversified investment company. The Fund changed its investment objective to maximize total return by investing primarily in common stocks, preferred stocks, and convertible securities of domestic and foreign issuers of various sizes. JBIM now serves as the Fund's Adviser and the Fund is co-managed by Rudolph-Riad Younes (who manages the firm's flagship product, the Julius Baer International Equity Fund) and by Brett Gallagher. In addition, the Fund changed its fiscal year-end from March 31st to October 31st in order to align its year end with other products managed by the Adviser. By doing so, JBIM believes that certain economies may be achieved which may translate to a reduction in shareholder expenses over the long-term. At the close of the Reporting Period, the Fund was fully invested in the strategy. Information on the Fund can now be found on its new website address at www.us-funds.juliusbaer.com.

     In conclusion, I'd like to reiterate how happy I am to be a part of this very exciting time period. I'd like to express Management's appreciation to shareholders for their continued support and I look forward to a more prosperous future.

                                                   Sincerely,

                                                   /s/ Tony Williams
                                                   Tony Williams
                                                   CHIEF EXECUTIVE OFFICER

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The CAC 40 Index is a narrow based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index or average.

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/04)

MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL EQUITY FUND INC. ANNUAL REPORT

     The Julius Baer Global Equity Fund Inc. ("Global Equity Fund") came into its current form on July 1 of this year. The Global Equity Fund, which had previously been known as the closed-end Fund called The European Warrant Fund, became an open-ended Fund on that date and its name changed to reflect the change in strategy and management team. Prior to its structural changes, EWF returned +29.55% from the period of November 1, 2003 through June 30, 2004. During that time frame, the former Adviser was investing predominantly in index warrants. After stockholders approved the structural changes to the product, the former Adviser adopted a defensive strategy. By the close of business on June 30th all security positions had been liquidated. The Global Equity Fund returned +5.08% from July 1, 2004 to October 31, 2004 ("Reporting Period"), which compares favorably to its benchmark, the MSCI World Index (net dividends), which returned 1.99% over the Reporting Period. The Lipper Global Equity Fund Index which is also used as a comparable basis for performance measurement returned 1.81% over the same time frame.

     Our ability to outperform the benchmark during the period 7/1/04 - 10/31/04 was very much influenced by investments within the emerging markets. Specifically, investments within Hungary, Poland, the Czech Republic and Turkey were key contributors. From a stock selection perspective, financials were a very strong contributor as a result of our Emerging European investments. Detracting from results was stock selection within the energy sector. Individual positions which were top contributors to performance included OTP Bank Rt. (Hungary), Komercni Banka (Czech Republic), Vodafone (UK), Turkiye Garanti Bankasi (Turkey) and Costco Wholesale (U.S.). Companies, such as Flextronics International Ltd. (U.S.), 3Com Corp. (U.S.) and Merck (U.S.) detracted from our results. Additionally, Mitsubishi Tokyo Financial Group (Japan) and Nestle (Switzerland) negatively impacted performance.

     During the Reporting Period, we have tried to pull off a difficult balancing act: to remain defensive and yet participate in the strong late-year rally. We remain concerned about many severe structural imbalances in the U.S. economy and believe that the recent economic rebound was overly reliant on above-normal amounts of monetary and fiscal stimuli. Despite our bearishness, we managed to outperform our benchmark and competitors in a strongly rising market.

     In the developed world, Continental Europe remains our favorite region. The strong currency and a weak economic recovery are creating short-term head winds, but its medium-term prospects are the brightest: it does not suffer the structural imbalances that are apparent in the U.S. and the other Anglo-Saxon economies, and the valuations in many of its markets are very attractive.

     We have been adding our exposure to Austrian companies as they seem to have been, so far, the most aggressive in taking advantage of the opportunities brought about by the European expansion. The prospects of the banking sector in both Germany and Italy could dramatically improve if consolidations were allowed to happen in these very fragmented markets. We believe that the Scandinavian banking sector remains at an undeserved discount to its continental peers. We expect Scandinavian banks over the coming years to move into a premium as the market starts to appreciate their much lower risk, and higher growth potential: the debt level in the region is very low--Household debt payment as percentage of disposable income is 5% in Scandinavia vs. 22-23% in US and UK. And the region is heavily exposed to the dynamic economies of the Baltic countries and Russia.

     We continue to increase our exposure to airports and seaports as we regard them as natural monopolies benefiting from globalization and increased trade. We continue to expect mobile carriers and mobile technology to positively surprise as the technology is perfected and the new services are adopted by consumers over the next two years. We continued to favor major oil companies as their valuations do not reflect today's high oil price environment.

     The United States remains burdened with imbalances which may constrain future growth opportunities. These imbalances include a current account deficit which eclipsed 5.7% of GDP as of the end of the 2nd Calendar Quarter (meaning we spend more than we earn and must borrow nearly 80% of the world's savings to finance our consumption); a personal savings rate (personal savings as a percentage of disposable personal income) of 0.2% by the end of the fiscal year (versus the average since 1959 of 7.6%); and a consumer debt level (Consumer Debt as a percentage of Disposable Personal Income) of 23.8% as of 9/30/04 (just below the record high of 24.2% and up dramatically from 15.6% at the beginning of the 20-year bull market in equities). Our country's ability to consume out of current income, savings or by borrowing has propelled the US market, especially the consumer sector, higher for over 20 years. While timing the end of this binge is tricky work, it is clear that the ability to continue as we have is constrained and a reversal to historical norms will have a chilling effect on companies that cater to the US consumer. This comes at a time when valuations are still near historic highs, topped only by the bubble period of the late 1990's, and when dividend payouts are near historic lows.

     At the same time that imbalances sit at precarious levels, the adrenaline shot of stimulus that has pulled the US out of its recent downturn looks ready to abate. Mortgage re-financing and cash outs have allowed the consumer to access spending power from a non-traditional source. With mortgage rates now low and unlikely to fall much further, the stimulus from this source is about to expire. Tax cuts, which allowed disposable income to grow at strong rates while nominal income did not, are also likely to fade as is the bonus depreciation which allowed US corporations to lower taxable income while undertaking large capital investments. Absent these sources of purchasing power, the more traditional drivers of job and wage growth will prevail. We doubt that even under the best of circumstances, these traditional measures of spending power can replace the stimulus that is now of the past.

     Within the US stock market, we prefer companies that cater to corporate (whose balance sheets are now much improved) or non-domestic customers, or those that feed the commodity needs of China and India. We also like companies serving the increased defense needs of the US military. The Energy sector is one of our favorites and within the sector, we prefer service-oriented names. While oil prices at near $50 levels are probably not sustainable for the long-term, higher than average prices should prevail for years to come. In such an environment, there is a strong impetus for further exploration to take place. Companies that service those needs should do well, even if oil were to pull back in the near-term.

     Japan is a country with the worst demographics but also the most improving "geographics". The emergence of its neighbor, China, as a global growth engine has been a boon for Japan's exporters and its economy and has been the primary reason why at the end of the fiscal year we have a more index-level weighting of near 7%. However, we remain skeptical about the sustainability of this growth especially if China were to slow down. At the sector level, we find the Japanese banks attractive as they have cleaned most of their bad loans and seem geared to benefit immensely when interest rates rise and economic activities pick up. We are also attracted to the Japanese consumer electronic manufacturers as they enter a period of rapid innovation, buttressed by strong demand. The move from analog to digital technology and the convergence of the different media (PCs, mobile handsets, broadband, and consumer appliances) have generated unique and exciting opportunities that play to the skill of Japanese companies to meld different technologies.

     In emerging markets, Central Europe remains our favorite region, and we continue to see substantial rewards in Russia and Turkey, albeit along with greater risk. Central Europe possesses risks similar to those of a developed market but with the potential for rewards and growth of an emerging one. Russia is on an evolutionary path to become the 'Canada of Europe'. It continues to benefit from the elevated oil price; its challenges are the need to continue reforms, and a resolution for the oligarchs' suffocating control of the country's resources--according to the World Bank they control 30% of GDP. Turkey offers an option on the country's aspiration to become 'Europe's 51st state'. We believe its chances of receiving a formal invitation this December to start discussions at a later date exceed 50%. The decision will be sensitive because Europe seems to be split on the issue, with the United Kingdom and the European Commission strongly in favor but with opposition from right wing parties in both France and Germany. At the end, we believe the political momentum does favor Turkey and if it were to happen, capital appreciation could be substantial in coming years.

     We also remain cautiously positive on commodities. Long-term, we believe we are in a structural bull market, but short-term the risks for a correction are many: a slowdown in China, the potential unwinding of speculative positions by hedge funds, and with interest rates rising, commodities could lose their inflation-hedge appeal. There are also doubts whether the rise in commodities was justified at all even with the strong demand from China. There is no supply shortage. In due time more than enough capacity to extract most commodities should be built, but logistics (seaports, shipping, and other transports) may be the key bottle neck, not lack of supply. The only commodity whose rise in price might be stickier is oil, since production growth has failed to keep up with demand. Existing oil fields have been depleted over time yet reserve replacement has been weak.

     Globally, technology remains the least attractive sector. We believe 2005 could be the year where we see a major underperformance in the sector. The catalyst will be the combination of extreme high valuation, a slowdown in earnings momentum, and a change in accounting standards in the U.S. If politicians do not pull the plug, FASB could finally manage to force U.S. companies to expense stock options starting in the summer of '05. We believe the effects of this new policy on technology companies are hugely under-estimated despite all the attention the subject is receiving. The real story of stock options is not their use as an employee incentive, but rather their use as a covert vehicle to continually raise cash. Expensing stock options is analogous to turning off the oxygen tank.

     The severity and the destabilizing nature of the April sell-off alerted us to the increased importance of the hedge fund industry. Hedge funds have grown tremendously over the past few years with assets under management now around $1.2 trillion, according to one estimate. The noise and damage this industry could cause as the carry-trade is unwound should not be under-estimated--the carry trade is a jargon for the many long speculative positions that hedge funds have financed by today's low interest rates. Hence, avoiding this $1.2-trillion hyena will be one of our challenging tasks over the next two years, as short-term interest rates are expected to rise from 2% to 4% during that period (as priced according to the 90-day Eurodollar future market). In the period ahead, hedge fund and Fed-watching will be two of the most important preoccupations of the financial markets.

     We are nearing a junction where our balancing act may no longer be needed. The effects of the stimuli should start to fade soon. Monetary and fiscal policies need to become less stimulative--not that the economy no longer needs them but rather because we can no longer afford accumulating deficits. The fixed-income and foreign exchange markets are becoming impatient with the ultra-easy monetary policies. At the same time, China is trying to cool off an overheating economy. Its biggest challenge is not to avoid hard landing but to prevent another investment bubble. China's extremely high level of bad loans is mainly the legacy of a previous overinvestment wave. If it had just experienced another overinvestment cycle the negative consequences for global and Asian growth may be significant.

     The recovery period may soon be over and a stress test for the new paradigm theory is underway. Over the next 12-24 months we hope to discover whether we were under a new paradigm or if we face structural imbalances that still need to be addressed. We favor the latter possibility.

          /s/ Brett Gallagher                           /s/ Rudolph-Riad Younes
          Brett Gallagher                               Rudolph-Riad Younes, CFA
          GLOBAL EQUITY FUND INC. PORTFOLIO MANAGER     GLOBAL EQUITY FUND INC.PORTFOLIO MANAGER

Performance quoted represents past performance which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific Regions. The Lipper Global Equity Index is an equal dollar weighted index of the largest mutual funds within the Global Equity classification, adjusted for the reinvestment of capital gains and income dividends. It is not possible to invest directly in an index or average.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell and security mentioned.

JULIUS BAER GLOBAL EQUITY FUND INC.
(FORMERLY THE EUROPEAN WARRANT FUND, INC.)(1)

     IT IS THE JULIUS BAER GLOBAL EQUITY FUND INC., POLICY TO DECLARE AND PAY ANNUAL DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN*
------------------------------------------------------------
7 months ended April 1, 2004 through October 31, 2004                   6.32%
One Year Ended 10/31/04                                                22.27%
Five Years Ended 10/31/04                                             (29.01)%
Ten Years Ended 10/31/04                                               (2.13)%
Inception (7/17/90) through 10/31/04                                    (.88)%

----------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Global Equity Fund Inc., commenced operations on July 17, 1990. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

[CHART]

                          GROWTH OF $10,000 INVESTED IN
                  SHARES OF JULIUS BAER GLOBAL EQUITY FUND INC.
                            VS. MSCI WORLD INDEX AND
                           FINANCIAL TIMES S&P ACTUARY
                          EUROPE INDEX (IN US DOLLARS)
                       OCTOBER 31, 1994-OCTOBER 31, 2004+

                                                               FINANCIAL TIMES
                                                               S&P ACTUARY                     MSCI WORLD
                              GLOBAL EQUITY FUND INC.          EUROPE INDEX (IN US DOLLARS)    INDEX
10/31/94                      $   10,000                       $   10,000                      $   10,000
4/30/95                       $    9,610                       $   10,572                      $   10,365
10/31/95                      $   10,670                       $   11,092                      $   10,763
4/30/96                       $   15,350                       $   11,936                      $   12,107
10/31/96                      $   16,310                       $   12,791                      $   12,322
4/30/97                       $   23,580                       $   14,133                      $   13,155
10/31/97                      $   28,260                       $   15,769                      $   14,186
4/30/98                       $   44,080                       $   20,083                      $   16,754
10/31/98                      $   35,880                       $   18,833                      $   16,142
4/30/99                       $   43,230                       $   20,909                      $   19,190
10/31/99                      $   44,700                       $   21,006                      $   19,935
4/30/2000                     $   55,170                       $   22,032                      $   21,322
10/31/2000                    $   44,100                       $   20,753                      $   19,953
4/30/2001                     $   25,480                       $   19,269                      $   17,712
10/31/2001                    $   13,170                       $   15,790                      $   14,679
4/30/2002                     $   11,150                       $   16,538                      $   15,068
10/31/2002                    $    7,450                       $   13,347                      $   12,324
4/30/2003                     $    6,620                       $   13,760                      $   12,657
10/31/2003                    $    6,590                       $   16,233                      $   14,982
4/30/2004                     $    7,610                       $   18,046                      $   16,117
10/31/2004                    $    8,060                       $   19,275                      $   16,694

----------
+ Hypothetical illustration of $10,000 invested on October 31, 1994 assuming reinvestment of dividends and capital gains distributions through October 31, 2004.
(1) On July 1, 2004 the Fund converted from a closed-end, non diversified investment company ("closed-end Fund") to an open-end diversified investment company with a different investment objective, different investment strategies and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end investment company and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end fund.
     NOTE: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND,
INC.)

SHAREHOLDER EXPENSES (UNAUDITED)

     As a shareholder of the Julius Baer Global Equity Fund Inc., you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a Fund and to compare these expenses with the ongoing expenses of investing in other funds.

     The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2004 to October 31, 2004. On July 1, 2004 the advisor imposed an expense limitation of 1.75%

ACTUAL EXPENSES

     The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the funds actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                            BEGINNING ACCOUNT   ENDING ACCOUNT     ANNUALIZED      EXPENSE PAID
                              VALUE 5/1/04      VALUE 10/31/04   EXPENSE RATIO     DURING PERIOD
                            -----------------   --------------   --------------    --------------
Actual                          $ 1,000.00         1,059.10          2.18%             $ 11.28
Hypothetical                      1,000.00         1,014.20          2.18%               11.04

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--87.8%
UNITED STATES--32.3%
3COM Corp*                                                  7,297   $     30,210
Aetna Inc                                                     902         85,600
Affiliated Computer Services*                               2,089        113,955
Alcoa Inc                                                   2,039         66,206
Allstate Corp                                               2,310        110,996
Altria Group                                                4,210        203,806
American Express                                            1,786         94,783
AmerisourceBergen                                             840         46,183
Anadarko Petroleum                                            940         63,328
Analog Devices                                              1,392         55,958
Atmel Corp*                                                 5,470         17,395
Automatic Data Processing                                   2,865        124,312
Bank of America                                             2,350        104,998
Bank of New York                                            6,995        226,988
Becton Dickinson                                            2,640        138,362
Boeing Co.                                                    870         43,413
Bristol-Myers Squibb                                        4,313        101,054
Chesapeake Energy                                           7,283        116,965
Chevron Texaco                                              2,489        132,041
Citigroup Inc                                               4,657        206,491
Cooper Cameron*                                             1,110         53,669
Costco Wholesale                                            5,384        258,109
Devon Energy                                                  920         67,942
Dow Chemical                                                1,060         47,594
Eastman Kodak                                               2,790         84,481
EMC Corp.*                                                  9,233        118,552
Entergy Corp.                                               1,771        115,593
Exelon Corp.                                                2,805        111,022
Express Scripts*                                              722         46,208
General Electric                                            2,770         94,512
Grant Prideco*                                              3,440         70,692
Home Depot                                                  4,640        190,379
IBM Corp.                                                     990         88,853
Intel Corp                                                  5,230        116,420
Johnson & Johnson                                           4,575        266,860
JP Morgan Chase                                             2,781        107,235

                       See Notes to Financial Statements.

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
UNITED STATES--CONTINUED
Kellogg Co                                                  2,310   $     99,330
Kimberly-Clark                                              1,590         94,875
L-3 Communications                                          3,340        220,206
Leucadia National*                                          2,042        120,784
Lexmark International*                                      1,320        109,705
McDonald's Corp                                             2,086         60,765
Merck & Co.                                                 2,060         64,499
Merrill Lynch                                               1,676         90,403
Metlife Inc                                                 3,040        116,371
Microsoft Corp                                             16,744        468,665
Morgan Stanley                                              2,757        140,855
Murphy Oil                                                    936         74,786
Noble Corp.*                                                2,328        106,343
Northrop Grumman                                              900         46,458
Packaging Corp of America                                   2,375         52,084
Parker Hannifin                                             1,786        126,306
Pepsico Inc                                                 3,344        165,796
Prudential Financial                                        2,164        100,561
SBC Communications                                          4,290        108,365
Sprint Corp                                                 3,140         65,783
Target Corp                                                 2,062        103,100
Tyco International                                          4,540        141,421
United Parcel Service--Class B                              3,602        285,206
United Technologies                                         1,059         98,222
Verizon Communications                                      2,020         79,305
Viacom, Inc.--Class B                                       4,602        167,927
W.W. Grainger                                               1,880        109,961
Wachovia Corp.                                              2,140        105,309
Weyerhaeuser Co                                             1,472         92,000
Williams Cos                                               12,316        153,950
Wyeth                                                       4,217        167,078
Xerox Corp*                                                 7,325        108,190
                                                                    ------------
                                                                       7,965,774
                                                                    ------------
UNITED KINGDOM--9.0%
Associated British Ports Holdings                           5,475         46,347
BAE Systems                                                 7,924         34,592

                       See Notes to Financial Statements.

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
UNITED KINGDOM--CONTINUED
Barclays Plc                                                8,092   $     78,880
Boots Group                                                 1,003         12,093
BP Plc                                                     31,025        299,869
BP Plc, ADR                                                 2,000        116,500
British Airport Authority                                   5,069         53,266
British Sky Broadcasting                                    4,515         42,067
Compass Group                                               8,801         36,284
Diageo Plc                                                 10,583        141,265
GlaxoSmithkline Plc                                         9,338        196,252
Hilton Group                                               11,776         55,615
Imperial Tobacco                                            1,069         24,915
Marks & Spencer                                             6,463         42,513
National Grid Transco                                       3,162         27,433
Pearson Plc                                                 3,063         33,562
Peninsular and Oriental Steam Navigation                   19,365         95,093
Reed Elsevier                                               2,951         26,306
Royal Bank of Scotland                                      8,404        247,148
Scottish & Southern Energy                                  1,827         27,936
Shell Transport & Trading                                   8,940         70,233
Smith & Nephew                                              5,981         50,685
Tesco Plc                                                  16,392         86,201
Vodafone Group                                            128,299        327,940
WPP Group                                                   4,884         48,906
                                                                    ------------
                                                                       2,221,901
                                                                    ------------
JAPAN--6.8%
Bank of Yokohama                                            5,000         29,852
Credit Saison                                               2,900         92,579
Denso Corp                                                  2,100         50,231
Fuji Television Network                                        27         60,768
Hitachi Ltd                                                14,000         87,937
Honda Motor                                                 2,056         99,131
Japan Tobacco                                                   5         43,837
Kao Corp                                                    7,000        161,173
Matsushita Electric Industrial                              8,000        115,792
Mitsubishi Tokyo Financial                                     20        169,508
Nikko Securities                                            4,053         18,091

                       See Notes to Financial Statements.

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
Nissan Motor Company                                        5,359   $     60,307
Nomura Holdings                                            14,516        177,708
Sanyo Electric                                             10,273         32,795
Seiyu Ltd*                                                 21,000         48,649
Sharp Corp                                                  2,763         38,092
Shiseido Co                                                 3,000         39,072
Sony Corp                                                   5,136        178,471
Tokyo Broadcasting System                                   3,000         47,971
Toyota Motor                                                3,300        128,345
                                                                    ------------
                                                                       1,680,309
                                                                    ------------
FRANCE--5.9%
Alcatel Alsthom*                                            4,257         62,057
Atos Origin*                                                  370         23,067
Autoroutes du Sud de la France                                967         44,516
BNP Paribas                                                 2,562        173,867
Carrefour SA                                                  699         30,525
Compagnie de Saint-Gobain                                     436         23,876
Credit Agricole                                               127          3,711
France Telecom                                              1,328         37,908
JC Decaux*                                                    942         23,354
LVMH SA                                                       385         26,299
Publicis Groupe                                               719         21,383
Renault SA                                                    260         21,696
Sanofi-Synthelabo SA                                        2,609        190,166
Societe Television Francaise 1                              1,314         39,430
Suez SA                                                     2,035         47,424
Technip SA                                                    170         26,577
Thales SA                                                     822         29,560
Total Fina--Class B                                         2,180        452,010
Unibail                                                       218         28,563
Veolia Environnement                                        2,107         63,655
Vinci SA                                                      384         45,598
Vivendi Universal*                                          1,153         31,401
                                                                    ------------
                                                                       1,446,643
                                                                    ------------

                       See Notes to Financial Statements.

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
GERMANY--4.5%
Adidas-Salomon AG                                             583   $     81,228
BASF AG                                                       670         41,676
Bayerische Hypo Vereinsbank*                                  929         18,116
Deutsche Bank                                                 496         37,598
Deutsche Telekom*                                           3,463         66,165
E.ON AG                                                     2,165        175,649
Fraport AG                                                  4,920        179,055
Man AG                                                      1,182         40,747
Metro AG                                                    3,539        168,502
Muenchener Rueckver                                           279         27,214
RWE AG                                                      1,187         62,692
Schering AG                                                 1,119         71,726
Siemens AG                                                  1,307         97,011
Volkswagen AG                                               1,113         49,298
                                                                    ------------
                                                                       1,116,677
                                                                    ------------
TURKEY--3.5%
Akbank TAS                                             34,885,000        157,331
Alarko Gayrimenkul Yatirim Ortakligi*                     108,084          1,701
Dogan Sirketler Grubu*                                 62,621,000        112,968
Haci Omer Sabanci                                      27,407,000         99,442
Koc Holding                                             6,327,000         38,404
Turkcell ILetisim Hizmetleri                            5,598,000         34,359
Turkiye Garanti Bankasi*                               81,365,543        217,416
Turkiye Is Bankasi                                     52,027,000        215,236
                                                                    ------------
                                                                         876,857
                                                                    ------------
SWITZERLAND--2.8%
Adecco SA                                                     476         22,840
Credit Suisse                                               2,080         70,894
Nestle SA--Registered                                         414         97,603
Novartis AG--Registered                                     3,494        166,056
Roche Holding                                               2,027        206,505
SGS SA                                                         40         25,403
The Swatch Group--Class B                                     679         90,707
                                                                    ------------
                                                                         680,008
                                                                    ------------

                       See Notes to Financial Statements.

                                                         SHARE         MARKET
DESCRIPTION                                             AMOUNT          VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
ITALY--2.7%
Assicurazioni Generali                                      1,684   $     49,847
Autostrada Torino-Milano                                    1,011         23,066
Banca Intesa RNC                                            2,863          9,618
Banca Intesa                                               14,314         58,448
Banca Nazionale del Lavoro                                  8,383         19,354
Beni Stabili                                               30,149         26,221
Capitalia SpA                                               7,944         30,417
Enel SpA                                                   13,681        123,387
Eni SpA                                                     4,792        108,503
Mediobanca SpA                                                657          9,077
Saipem SpA                                                  4,031         46,323
Telecom Italia                                             20,750         68,891
UniCredito Italiano                                        16,251         87,009
                                                                    ------------
                                                                         660,161
                                                                    ------------
HUNGARY--2.6%
Matav Rt                                                   16,500         68,827
OTP Bank                                                   22,773        573,970
                                                                    ------------
                                                                         642,797
                                                                    ------------
CZECH REPUBLIC--1.8%
CEZ                                                         3,095         34,244
Komercni Banka                                              3,251        408,947
                                                                    ------------
                                                                         443,191
                                                                    ------------
POLAND--1.8%
Agora SA*                                                     421          5,847
Bank PEKAO                                                  7,900        299,846
Bank Prezemyslowo-Handlowy                                    438         58,701
Budimex*                                                      977         13,683
Telekomunikacja Polska                                     13,262         63,993
                                                                    ------------
                                                                         442,070
                                                                    ------------
SWEDEN--1.7%
Autoliv Inc                                                 1,389         58,777
Nordea AB                                                   7,500         64,581
Skandia Forsakrings                                         9,500         35,259
Skanska AB--B Shares                                       16,800        182,451

                       See Notes to Financial Statements.

                                                        SHARE          MARKET
DESCRIPTION                                             AMOUNT         VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
SWEDEN--CONTINUED
Svenska Handelsbanken Class A                               2,495   $     53,841
Telia AB                                                    4,500         24,040
                                                                    ------------
                                                                         418,949
                                                                    ------------
AUSTRIA--1.7%
Bank Austria Creditanstalt                                  2,283        168,466
Erste Bank der Oesterreichischen Sparkassen                 3,516        156,047
Flughafen Wien                                                112          7,343
Wienerberger AG                                             1,924         76,115
                                                                    ------------
                                                                         407,971
                                                                    ------------
RUSSIA--1.5%
JSC MMC Norilsk Nickel ADR                                    700         43,050
LUKOIL ADR                                                    800         99,336
OAO Gazprom ADR*                                              600         22,386
Sberbank RF                                                   147         68,208
Uralsvyazinform ADR                                         7,000         58,380
VolgaTelecom ADR                                            8,800         58,080
Yukos ADR*                                                  1,246         20,871
                                                                    ------------
                                                                         370,311
                                                                    ------------
NETHERLANDS--1.4%
Efes Breweries International GDR*+                            200          5,550
European Aeronautic Defense and Space                         422         11,998
Heineken NV                                                 1,889         59,208
Hypo Real Estate Holding*                                   1,987         74,108
ING Groep                                                     163          4,302
Royal Dutch Petroleum                                       1,155         62,574
Royal Numico*                                                 697         23,424
TPG NV*                                                       886         21,346
Unilever NV                                                   941         54,583
VNU NV                                                        866         23,585
                                                                    ------------
                                                                         340,678
                                                                    ------------
AUSTRALIA--1.2%
Amcor Ltd                                                   4,723         26,917
Macquarie Airports                                         11,623         24,570
Macquarie Infrastructure Group                              8,088         22,413

                       See Notes to Financial Statements.

                                                        SHARE          MARKET
DESCRIPTION                                             AMOUNT         VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
AUSTRALIA--CONTINUED
Newcrest Mining                                             9,251   $    115,121
News Corp                                                   7,466         60,061
Patrick Corp                                                8,704         36,148
                                                                    ------------
                                                                         285,230
                                                                    ------------
CANADA--1.1%
Bema Gold*                                                  3,937         11,910
Centerra Gold*                                                242          4,266
Eldorado Gold*                                              2,766          8,844
Encana Corp                                                 2,684        132,907
Ivanhoe Mines*                                                744          4,392
Petro-Canada                                                  633         34,500
Talisman Energy                                               846         22,680
Telesystem International Wireless*                          4,282         46,888
                                                                    ------------
                                                                         266,387
                                                                    ------------
NORWAY--1.1%
Norsk Hydro                                                 2,040        149,684
Statoil ASA                                                 5,400         77,935
Telenor ASA                                                 4,400         34,935
                                                                    ------------
                                                                         262,554
                                                                    ------------
BELGIUM--0.8%
Almanij NV                                                    895         66,943
Belgacom SA*                                                  723         26,487
Fortis                                                      3,276         82,970
InBev                                                         778         27,562
                                                                    ------------
                                                                         203,962
                                                                    ------------
FINLAND--0.7%
Fortum Oyj                                                  2,400         36,635
Nokia Oyj                                                   6,050         93,043
Nokia Oyj ADR                                               1,000         15,410
UPM-Kymmene                                                 1,800         35,490
                                                                    ------------
                                                                         180,578
                                                                    ------------

                       See Notes to Financial Statements.

                                                        SHARE          MARKET
DESCRIPTION                                             AMOUNT         VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
MEXICO--0.5%
Fomento Economico Mexicano                                  5,600   $     24,653
Grupo Financiero Banorte                                   22,859        107,430
                                                                    ------------
                                                                         132,083
                                                                    ------------
SPAIN--0.5%
Endesa SA                                                   3,012         60,958
Gas Natural Sdg                                               443         12,014
Gestevision Telecinco*                                      1,238         23,575
Promotora de Informaciones                                  1,729         32,573
                                                                    ------------
                                                                         129,120
                                                                    ------------
SOUTH AFRICA--0.4%
Nedcor, ADR                                                 4,500         99,113
                                                                    ------------
DENMARK--0.3%
Danske Bank                                                 1,700         47,365
Kobenhavns Lufthavne                                          210         35,124
                                                                    ------------
                                                                          82,489
                                                                    ------------
PORTUGAL--0.3%
Brisa-Auto Estradas de Portugal                             2,805         22,872
Media Capital SGPS*                                         8,695         58,731
                                                                    ------------
                                                                          81,603
                                                                    ------------
INDONESIA--0.2%
PT Bank Mandiri Persero                                   354,000         61,269
                                                                    ------------
CHINA--0.2%
Datang International Power Generation                      49,804         39,672
Weiqiao Textile                                            14,500         21,144
                                                                    ------------
                                                                          60,816
                                                                    ------------
HONG KONG--0.2%
Clear Media*                                               16,000         15,417
Texwinca Holdings                                          28,000         25,362
                                                                    ------------
                                                                          40,779
                                                                    ------------
SOUTH KOREA--0.2%
Samsung Electronics                                           100         39,259
                                                                    ------------

                       See Notes to Financial Statements.

                                                        SHARE          MARKET
DESCRIPTION                                             AMOUNT         VALUE
--------------------------------------------------   ------------   ------------
COMMON STOCKS--CONTINUED
MALAYSIA--0.1%
IOI Corp.                                                   8,800   $     22,000
                                                                    ------------
PAPUA NEW GUINEA--0.0%
Lihir Gold*                                                12,669         11,734
                                                                    ------------
TOTAL COMMON STOCKS (COST $20,496,396)                                21,673,273
                                                                    ------------
PREFERRED STOCKS--0.3%
GERMANY--0.3%
ProsiebenSat.1 Media                                        3,442         61,473
Rhoen-Klinikum AG - Vorzug                                    291         16,102
                                                                    ------------
TOTAL PREFERRED STOCKS (COST $75,934)                                     77,575
                                                                    ------------
INVESTMENT FUNDS--7.7%
UNITED STATES--4.7%
Financial Select Sector SPDR Fund                           9,540        272,940
SPDR Trust Series 1                                         7,919        897,619
                                                                    ------------
                                                                       1,170,559
                                                                    ------------
IRELAND--2.8%
iShares Dow Jones Euro STOXX 50                            19,074        684,704
                                                                    ------------
JAPAN--0.2%
Nomura Nikkei 255 Exchange Traded Fund                        374         38,002
                                                                    ------------
TOTAL INVESTMENT FUNDS (COST $1,865,098)                               1,893,265
                                                                    ------------

                                                         FACE
DESCRIPTION                                  CURRENCY    VALUE
------------------------------------------   --------  ----------
REPURCHASE AGREEMENTS--4.8%
UNITED STATES--4.8%
Investors Bank & Trust Company
Repurchase Agreement, dated 10/29/2004,
due 11/01/2004, with a maturity value of
$1,195,370 and an effective yield of
1.27%, collaterallized by a FNMA Agency
Obligation, with a rate of 3.986%, a
maturity of 09/01/2029, and an aggregate
market value of $1,255,087
(Cost $1,195,244)                              USD      1,195,244      1,195,244
                                                                    ------------
TOTAL INVESTMENTS--100.6% (COST $23,632,672)                          24,839,357

OTHER ASSETS AND LIABILITIES (NET)--(0.6%)                              (151,339)
                                                                    ------------
TOTAL NET ASSETS--100.0%                                            $ 24,688,018
                                                                    ============

                       See Notes to Financial Statements.

Notes to the Portfolio of Investments:

----------
     *    Non-income producing security.
     + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Aggregate cost for federal income tax purposes was $23,668,164.

                             GLOSSARY OF CURRENCIES

      USD -- United States Dollar

                       See Notes to Financial Statements.

     At October 31, 2004, sector diversification of the Fund's investments were as follows:

                                                                      MARKET
                                                      % OF NET        VALUE
                                                       ASSETS        (NOTE 1)
                                                      --------     ------------
INDUSTRY SECTOR
     Financials                                         29.6%      $  7,303,992
     Consumer Discretionary                             11.4          2,817,456
     Industrials                                        10.9          2,698,183
     Energy                                              9.5          2,327,546
     Information Technology                              7.4          1,825,481
     Healthcare                                          6.0          1,472,968
     Consumer Staples                                    6.0          1,470,512
     Telecommunications                                  5.9          1,467,292
     Utilities                                           5.3          1,313,513
     Materials                                           3.8            947,170
     Cash & Cash Equivalents                             4.8          1,195,244
                                                       -----       ------------
TOTAL INVESTMENTS                                      100.6         24,839,357
OTHER ASSETS AND LIABILITIES (NET)                      (0.6)          (151,339)
                                                       -----       ------------
NET ASSETS                                             100.0%      $ 24,688,018
                                                       =====       ============

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2004

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                       CONTRACTS TO RECEIVE
               -----------------------------------
EXPIRATION           LOCAL             VALUE IN       IN EXCHANGE   NET UNREALIZED
   DATE             CURRENCY              USD           FOR USD      DEPRECIATION
------------        --------         -------------   -------------  --------------
11/01/04       AUD          81,765          61,075          61,308   $        (233)
11/01/04       CAD          66,034          54,137          54,148             (11)
11/01/04       EUR          29,555          37,596          37,649             (53)
11/02/04       TRL   2,494,832,710           1,692           1,693              (1)
                                                                     -------------
     Net unrealized depreciation on forward foreign
     exchange contracts to buy                                       $        (298)
                                                                     =============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
               -----------------------------------
EXPIRATION           LOCAL             VALUE IN       IN EXCHANGE   NET UNREALIZED
   DATE             CURRENCY              USD           FOR USD      APPRECIATION
------------        --------         -------------   -------------  --------------

11/01/04       DKK         219,743          37,619          37,649  $           30
                                                                    --------------
     Net unrealized appreciation on forward foreign
     exchange contracts to sell                                     $           30
                                                                    ==============

                             GLOSSARY OF CURRENCIES

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- Euro
TRL -- Turkish Lira


                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

ASSETS:
   Investments in securities, at market value (Cost $23,632,672)                                       $   24,839,357
   Foreign currency, at market value (Cost $1,672)                                                              1,670
   Receivables:
     Investments sold                                                                                         130,728
     Interest and dividends                                                                                    22,603
     Tax reclaim                                                                                                  193
   Unrealized appreciation on forward foreign exchange contracts                                                   30
   Receivable From Advisor--Net (Note 3)                                                                      253,584
   Prepaid expenses                                                                                            58,395
                                                                                                       --------------
   Total Assets                                                                                            25,306,560
                                                                                                       --------------
LIABILITIES:
   Payables:
     Investments purchased                                                                                    464,844
     Fund shares repurchased                                                                                   16,116
     Investment advisory fee payable (Note 3)                                                                  17,546
   Unrealized depreciation on forward foreign exchange contracts                                                  298
   Accrued expenses and other payables                                                                        119,738
                                                                                                       --------------
   Total Liabilities                                                                                          618,542
                                                                                                       --------------
NET ASSETS                                                                                             $   24,688,018
                                                                                                       ==============
NET ASSETS CONSIST OF:
   Par value                                                                                           $        9,168
   Paid in capital in excess of par value                                                                 160,479,313
   Undistributed net investment income                                                                         20,483
   Accumulated net realized loss on investments sold, forward foreign exchange contracts and
     foreign currency transactions                                                                       (137,027,637)
   Net unrealized appreciation on investments, forward foreign exchange contracts and foreign
     currency related transactions                                                                          1,206,691
                                                                                                       --------------
NET ASSETS                                                                                             $   24,688,018
                                                                                                       ==============
   CLASS A                                                                                             $   24,688,018
                                                                                                       --------------
SHARES OUTSTANDING
   CLASS A                                                                                                  9,168,152
                                                                                                       --------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   CLASS A                                                                                             $         2.69
                                                                                                       --------------

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) STATEMENT OF OPERATIONS

                                                                                                FOR PERIOD
                                                                                              APRIL 1, 2004
                                                                                                 THROUGH            YEAR ENDED
                                                                                             OCTOBER 31, 2004     MARCH 31, 2004
                                                                                             ----------------    ----------------
INVESTMENT INCOME:
   Interest                                                                                  $          6,423    $            374
   Dividends+                                                                                          80,798                   0
                                                                                             ----------------    ----------------
                                                                                                       87,221                 374
                                                                                             ----------------    ----------------
EXPENSES:
   Investment advisory fee (Note 3)                                                                   198,537             421,191
   Administration and custodian fees                                                                  118,534             209,540
   Legal and audit fees                                                                               114,286             160,436
   Registration and filing fees                                                                        41,745                   0
   Printing and postage expense                                                                        57,375             111,558
   Distribution and shareholder servicing fees (Note 4)                                                21,086                   0
   Shareholder servicing fee (Note 3)                                                                       0              84,238
   Insurance expense                                                                                   50,527              75,194
   Transfer agent fees                                                                                 22,819              60,000
   Directors' fees and expenses (Note 3)                                                               20,530              34,250
   Compliance expense                                                                                     333                   0
   Other                                                                                               26,798              52,771
                                                                                             ----------------    ----------------
        Total expenses                                                                                672,570           1,209,178
     Less: Custody Offset Arrangement (Note 3)                                                        (12,845)            (19,833)
     Less: Shareholder Service fees waived (Note 3)                                                         0             (84,238)
     Less: Expense reimbursement (Note 3)                                                            (253,584)                  0
                                                                                             ----------------    ----------------
     Net expenses                                                                                     406,141           1,105,107
                                                                                             ----------------    ----------------
NET INVESTMENT LOSS                                                                                  (318,920)         (1,104,733)
                                                                                             ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
     Security transactions                                                                          6,378,937          (6,167,140)
     Written options transactions                                                                           0            (145,624)
     Forward foreign exchange contracts                                                               277,541             220,370
     Foreign currency transactions                                                                     61,862             114,776
                                                                                             ----------------    ----------------
        Net realized gain (loss) on investments                                                     6,718,340          (5,977,618)
                                                                                             ----------------    ----------------
   Net change in unrealized appreciation (depreciation) on:
     Securities                                                                                    (4,988,050)          8,830,477
     Written options                                                                                        0             181,086
     Forward foreign exchange contracts                                                                11,206                   0
     Currencies and other net assets                                                                       15            (121,807)
                                                                                             ----------------    ----------------
        Net change in unrealized depreciation of investments                                       (4,976,829)          8,889,756
                                                                                             ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                     1,741,511           2,912,138
                                                                                             ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $      1,422,591    $      1,807,405
                                                                                             ================    ================

----------
+  Net of foreign withholding taxes of $3,348.

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR PERIOD
                                                                          APRIL 1, 2004         YEAR ENDED          YEAR ENDED
                                                                             THROUGH             MARCH 31,           MARCH 31,
                                                                         OCTOBER 31, 2004          2004                2003
                                                                         ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss                                                      $       (318,920)   $     (1,104,733)   $       (909,753)
Net realized gain (loss) on investments                                         6,718,340          (5,977,618)        (22,428,556)
Net change in unrealized appreciation (depreciation) of investments            (4,976,829)          8,889,756          (3,186,558)
                                                                         ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                 1,422,591           1,807,405         (26,524,867)
                                                                         ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                                0                   0            (394,680)
FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
   Class A                                                                      5,162,223                   0                   0
Cost of shares redeemed
   Class A                                                                    (18,827,878)                  0                   0
   Fees from redemptions                                                            1,548
                                                                         ----------------    ----------------    ----------------
   Net decrease from Fund share transactions                                  (13,664,107)                  0                   0
                                                                         ----------------    ----------------    ----------------
Net increase (decrease) in net assets                                         (12,241,516)          1,807,405         (26,919,547)
NET ASSETS:
Beginning of year                                                              36,929,534          35,122,129          62,041,676
                                                                         ----------------    ----------------    ----------------
End of year (including undistributed net investment income (loss) of
   ($318,920), $0 and ($110,391), respectively)                          $     24,688,018    $     36,929,534    $     35,122,129
                                                                         ================    ================    ================

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (6)
(FORMERLY THE EUROPEAN WARRANT FUND, INC.)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                APRIL 1, 2004
                                                   THROUGH                           YEAR ENDED MARCH 31,
                                                  OCTOBER 31,       -------------------------------------------------------------
                                                     2004             2004         2003         2002          2001         2000
                                                -------------       ---------    ---------    ---------    ---------    ---------
Net Asset Value, beginning of period            $        2.53       $    2.41    $    4.25    $    7.66    $   23.00    $   18.52
                                                -------------       ---------    ---------    ---------    ---------    ---------
Income (loss) from investment operations:
  Net investment loss (1)(7)                            (0.03)          (0.08)       (0.06)       (0.07)       (0.14)       (0.11)
  Net realized and unrealized gain (loss)
    on investments                                       0.19            0.20        (1.75)       (3.34)      (13.33)        8.41
                                                -------------       ---------    ---------    ---------    ---------    ---------
    Total income (loss) from investment
      operations                                         0.16            0.12        (1.81)       (3.41)      (13.47)        8.30
                                                -------------       ---------    ---------    ---------    ---------    ---------
    Capital effect of dividend reinvestment                --              --           --           --         (.27)        (.47)
Less distributions
  From net realized gains on investments                   --              --           --           --        (1.60)       (3.35)
  From net investment income                               --              --        (0.03)          --           --           --
                                                -------------       ---------    ---------    ---------    ---------    ---------
    Total Distributions                                    --              --        (0.03)          --        (1.60)       (3.35)
                                                -------------       ---------    ---------    ---------    ---------    ---------
Net Asset Value, end of period                  $        2.69       $    2.53    $    2.41    $    4.25    $    7.66    $   23.00
                                                =============       =========    =========    =========    =========    =========
Market Value, end of period                     $          --       $   2.360    $   1.970    $   3.970    $   6.750    $  17.375
                                                =============       =========    =========    =========    =========    =========
Total Return                                             6.32%(4)       19.80%      (49.75)%     (41.19)%     (54.60)%      46.77%
                                                =============       =========    =========    =========    =========    =========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)            $      24,688       $  36,930    $  35,122    $  62,042    $ 111,737    $ 306,738
Ratio of net investment loss to average
  net assets                                            (1.80)%(3)      (3.25)%      (2.21)%      (1.11)%      (0.84)%      (0.55)%
Ratio of expenses to average net assets (2)(7)           2.37%(3)        3.31%        2.93%        2.13%        1.61%        1.60%
Ratio of total net expenses to average
  net assets (5)(7)                                      2.30%(3)        3.25%        2.82%        1.85%        1.48%        1.54%
Portfolio turnover rate                                   204%(4)         605%        1024%         778%         216%          65%

----------
(1)  Based on average shares outstanding during the period.
(2) Ratio of expenses not including the effect of the expense offset arrangement, but after waiver of fees by an affliate of the investment advisor.
(3)  Annualized
(4)  Not Annualized
(5) Ratio of expenses including the effect of the expense offset arrangement and waiver of fees by an affiliate of the investment advisor. The current expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbusement not starting until July 1, 2004.
(6) On July 1, 2004 the Fund converted from a closed-end, non diversified investment company ("closed-end Fund") to an open-end diversified investment company with a different investment objective, different investment strategies and a new investment adviser (an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end investment company and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end fund.
(7) The net expenses of the Fund reflect a waiver of fees by an affiliate of the investment advisor. Had such an action not been taken, the net loss per share and the operating expenses ratios would have been:

     Net investment loss per share                             $  (0.06)   $  (0.08)   $  (0.07)   $  (0.08)   $  (0.18)   $  (0.18)
     Ratio of expenses to average net assets annualized
       (after expense offset arrangement)                          3.73%       3.50%       3.07%       2.10%       1.86%       1.85%
     Ratio of expenses to average net assets annualized
       (before expense offset arrangement)                         3.80%       3.56%       3.18%       2.38%       1.99%       1.91%

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL EQUITY FUND INC. (FORMERLY THE EUROPEAN WARRANT FUND, INC.) NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     The Julius Baer Global Equity Fund Inc. (the "Fund") (formerly known as the European Warrant Fund, Inc.) was incorporated under the laws of the State of Maryland on May 23, 1990 and is an open-ended management investment company registered under the Investment Company Act of 1940, as amended. On July 1, 2004, the Fund delisted from the New York Stock Exchange and converted from a closed-end, non diversified investment company ("closed-end Fund") to an open-end diversified investment company with a different investment objective, different investment strategies and a new investment adviser (an affiliate of the closed-end Fund's adviser). The Fund's investment objective is to maximize total return through capital appreciation. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of common stocks, preferred stocks and convertible securities of domestic and foreign issuers of all sizes. The Fund changed its fiscal year end from March 31 to October 31.

     At the time of the conversion, the shares of the closed-end Fund, were designated as Class A shares of the Fund. The Fund also offers Class I shares which are not currently held by the general public at this time.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION: The Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. The value of securities of foreign issuers are generally based upon primary local market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by the appropriate governing body. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Fund's Board of Director's. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Any securities for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Fund's Board of Director's. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying collateral during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appreciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     As part of its investment strategy, the Fund may forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. The Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the advisor. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

     OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

     OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the Statement of Assets and Liabilities have been adjusted to reflect their tax basis attributes.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Fund does not anticipate that any income taxes will be paid.

3.   INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Julius Baer Investment Management, LLC ("JBIM" or "Advisor") serves as the Fund's investment advisor pursuant to an advisory agreement with the Fund. The Fund pays the Advisor a fee of 0.90% of the average net assets of the Fund for its advisory services from July 1, 2004 to October 31, 2004. From April 1, 2004 to June 30, 2004 and for the year ended March 31, 2004, the closed-end Fund paid Julius Baer Securities Inc. ( the "Advisor") a fee of 1.25% of the average net assets of the Fund for its advisory services. From April 1, 2004 to June 30, 2004 and for the year ended March 31, 2004, the closed-end Fund paid Julius Baer Asset Management LTD., Zurich, an affiliate of the advisor, 0.25% of the value of the funds average net assets for shareholder servicing and other services all of which were waived during the year ended March 31, 2004. Starting on July 1, 2004, the Advisor has contractually agreed to reimburse certain expenses of the Fund through February 28, 2006, so that the net operating expenses of the Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited to 1.75%. The Fund has agreed to repay the Advisor for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Advisor waived its expenses. As of October 31, 2004, amounts subject to recoupment by the Advisor from the Fund is $253,584. The current expenses, for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.

     No director, officer or employee of the Advisor or any affiliates of the Advisor will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian. For the period ended October 31, 2004 and the year ended March 31, 2004 custodian fees were reduced by $12,845 and $19,833, respectively.

4.   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     At July 1, 2004 the Fund adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of the Fund Class A shares. The Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to it's Class A Shares. The Adviser may pay additional marketing and other distribution costs out of their profits.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

     Prior to July 1, 2004, when the Fund was a closed-end fund, the Fund did not have a services plan and a distribution plan for the Class A shares pursuant to Rule 12b-1 under the 1940 Act.

5.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the seven months ended October 31, 2004 amounted to $57,130,887 and $69,003,467, respectively. Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2004 amounted to $189,808,623 and $192,571,709, respectively.

     At October 31, 2004, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

                                                                                                          TAX BASIS
                                                    FEDERAL           GROSS             GROSS          NET UNREALIZED
                                                  INCOME TAX        UNREALIZED        UNREALIZED        APPRECIATION/
                                                     COST          APPRECIATION      DEPRECIATION       (DEPRECIATION)
                                                ---------------   ---------------   ---------------    ---------------
  Global Equity Fund                            $    23,668,164         1,472,633          (301,440)         1,171,193

6.   FEDERAL TAX INFORMATION

     At October 31, 2004, the Fund had $8,147,554, $92,632,637, $28,922,938 and
$7,288,718 available as capital loss carryforwards which expire in 2008, 2009, 2010 and 2011, respectively.

     As of October 31, 2004, the components of Distributable Earnings on a tax basis were as follows:

              Undistributed/Overdistributed Ordinary Income             $        20,185
              Unrealized Appreciation/Depreciation                      $     1,171,199
              Capital and Other Losses                                  $  (136,991,847)

     The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mark-to-market on forwards.

     The Fund did not have any character of distributions for the period ended October 31, 2004 and for the years ended March 31, 2004 and 2003.

7.   SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest of each fund, with a par value of $0.001 per share. Changes in outstanding shares of beneficial interest for the Fund were as follows:

                                                      APRIL 1, 2004 THROUGH
                                                        OCTOBER 31, 2004
                                                  ------------------------------
                                                      SHARES           AMOUNT
                                                  -------------    -------------
GLOBAL EQUITY FUND:
CLASS A
       Sold                                           1,988,927    $   5,162,223
       Redeemed                                      (7,406,141)     (18,827,878)
                                                  -------------    -------------
         Net (decrease)                              (5,417,214)   $ (13,665,655)
                                                  =============    =============

     The Fund assesses a redemption fee of 2% for shares redeemed with 90 days of purchase. For the period ended October 31, 2004 the Fund received redemption fees of $1,548.

8.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board of Directors
Julius Baer Global Equity Fund Inc.

     We have audited the accompanying statement of assets and liabilities of the Julius Baer Global Equity Fund Inc. (formerly The European Warrant Fund, Inc.), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for each of the years or periods in the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Equity Fund Inc. as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
December 8, 2004

#STOCKHOLDER MEETING RESULTS (UNAUDITED) A Special Meeting of
Stockholders ("Special Meeting") of the Fund was held on March 24, 2004. The Special Meeting was adjourned to April 28, 2004 and further adjourned to June 3, 2004 to permit stockholders further time to respond to the solicitation of proxies. Shareholders did not approve Proposal I. The purpose of the Special Meeting is to ask stockholders to consider the following proposals:

     PROPOSAL I: The election of directors for an indefinite term of office.

     PROPOSAL II: The conversion of the Fund from a closed-end investment company to an open-end fund and to make certain amendments to the Fund's Charter.

          Affirmative                                                                          9,349,644.378
          Against                                                                                622,749.833
          Abstain                                                                                 84,370.280

     PROPOSAL III: The revisions to the investment objective and certain fundamental investment policies.

          Borrowing:
          Affirmative                                                                          9,321,413.636
          Against                                                                                594,198.137
          Abstain                                                                                141,152.718

          Senior securities:
          Affirmative                                                                          9,318,056.350
          Against                                                                                588,101.423
          Abstain                                                                                150,606.718

          Lending:
          Affirmative                                                                          9,310,087.599
          Against                                                                                596,977.161
          Abstain                                                                                149,699.731

          Underwriting:
          Affirmative                                                                          9,316,742.886
          Against                                                                                599,327.887
          Abstain                                                                                140,693.718

          Commodities:
          Affirmative                                                                          9,296,489.873
          Against                                                                                617,228.887
          Abstain                                                                                143,045.731

          Real estate:
          Affirmative                                                                          9,343,000.465
          Against                                                                                578,119.308
          Abstain                                                                                135,644.718

          Margin activities:
          Affirmative                                                                          9,316,382.753
          Against                                                                                585,070.020
          Abstain                                                                                155,311.718

          Short selling
          Affirmative                                                                          9,302,328.374
          Against                                                                                600,999.399
          Abstain                                                                                153,436.718

          Investment for control:
          Affirmative                                                                          9,287,179.148
          Against                                                                                614,810.905
          Abstain                                                                                154,774.438

          Concentration:
          Affirmative                                                                          9,321,968.148
          Against                                                                                578,440.905
          Abstain                                                                                156,355.438

          Investment objective:
          Affirmative                                                                          8,880,061.081
          Against                                                                              1,029,020.508
          Abstain                                                                                147,682.902

     PROPOSAL IV: The approval of the distribution and stockholder servicing plan, pursuant to Rule 12b-1.

          Affirmative                                                                          8,767,154.721
          Against                                                                              1,132,331.328
          Abstain                                                                                157,278.442

     PROPOSAL V: the approval of a new investment advisory agreement with Julius Baer Investment Management, LLC.

          Affirmative                                                                          9,249,485.292
          Against                                                                                605,214.578
          Abstain                                                                                202,064.621

Annual Meeting of Shareholders

     The Fund held its annual meeting of Shareholders on July 8, 2004. 12,146,655.780 (83.280% of the record date common shares) were represented at the meeting. The matters below were voted by the Shareholders.

     PROPOSAL I: The election of Antoine Bernheim and Martin Vogel as Class I Directors and Michael K. Quain as a Class III Director of the Fund.

ELECTED BY ALL SHAREHOLDERS                                 AFFIRMATIVE        WITHHELD
                                                          ---------------   ---------------
          Antoine Bernheim                                 11,829,595.159       317,060.621
          Michael K. Quain                                 11,865,468.159       281,187.621
          Martin Vogel                                     11,843,331.159       303,324.621

     Messrs. Thomas J. Gibbons, Harvey B. Kaplan, Robert S. Matthews, and Bernard Spilko continue in office.

ADDITIONAL INFORMATION PAGE

1.   PROXY VOTING POLICIES

     A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website
[www.us-funds.juliusbaer.com] and (2) on the SEC's (Securities and Exchange Commission) website [www.sec.gov].

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

2. QUARTERLY FILING REQUIREMENTS

     In July 2004, the Fund began filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available on the Commision's web-site at www.sec.gov or on the Funds' website at www.us-funds.juliusbaer.com.

JULIUS BAER GLOBAL EQUITY FUND INC. AS OF OCTOBER 31, 2004

DISINTERESTED DIRECTORS:

                           POSITION(S)          TERM OF OFFICE (1)
      NAME, AGE,              HELD                AND LENGTH OF               PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
     AND ADDRESS           WITH FUND               TIME SERVED                DURING THE PAST 5 YEARS            HELD BY DIRECTOR
-------------------   ---------------------   -------------------------   ---------------------------------   ----------------------
Antoine Bernheim,     Director, Class I       Since 1990                  President, Dome Capital             None
Age: 51                                                                   Management, Inc.; Chairman, Dome
330 Madison Avenue,                                                       Securities Corp. (1995-present).
New York, NY 10017

Thomas J. Gibbons,    Director, Class II      Since 1993                  President, Cornerstone Associates   None
Age: 57                                                                   Management (consulting firm).
330 Madison Avenue,
New York, NY 10017

Harvey B. Kaplan,     Director, Class III     Since 1990                  Controller (Chief Financial         Julius Baer Investment
Age: 67                                                                   Officer), Easter Unlimited, Inc.    Funds
330 Madison Avenue                                                        (toy company).
New York, NY 10017

Robert S. Matthews,   Director, Class II      Since 2002                  Partner, Matthews & Co. (certified  Julius Baer Investment
Age: 61                                                                   public accountants).                Funds
330 Madison Avenue,
New York, NY 10017

----------
(1) The term of office for each director is 3 years and until each successor is duly elected and qualified.

INTERESTED DIRECTORS:

                           POSITION(S)          TERM OF OFFICE (1)
      NAME, AGE,              HELD                AND LENGTH OF               PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
     AND ADDRESS           WITH FUND               TIME SERVED                DURING THE PAST 5 YEARS            HELD BY DIRECTOR
-------------------   ---------------------   -------------------------   ---------------------------------   ----------------------
Bernard Spilko,       Director, Class III     Since 1993                  General Manager and Senior Vice     Julius Baer
Age: 63               and Chairman                                        President of Bank Julius Baer &     Investments Fund
330 Madison Avenue,                                                       Co., Ltd., New York Branch (1998
New York, NY 10017                                                        to present); Managing Director
                                                                          of Julius Baer Securities Inc.
                                                                          (1983 to present).
Michael K. Quain,     Director, Class III     Since 2004
Age: 47                                                                   First Vice President of Julius      None
330 Madison Avenue,                                                       Baer Investment Management LLC
New York, NY 10017                                                        (since August 2002); First Vice
                                                                          President of Julius Baer
                                                                          Securities Inc,; First Vice
                                                                          President, Bank Julius Baer &
                                                                          Co., Ltd. New York Branch,
                                                                          (1998-2002); President and Chief
                                                                          Executive Officer of the
                                                                          European Warrant Fund, Inc.
                                                                          (1997-2004); President and Chief
                                                                          Executive Officer of Julius Baer
                                                                          Investment Funds LLC
                                                                          (1998-2004).

-------------
(1) The term of office for each director is 3 years and until each successor is duly elected and qualified.
(2) Mr. Spilko is deemed to be "interested", as defined in the 1940 Act, because of his position with Julius Baer Securities, Inc., the Fund's Adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

                           POSITION(S)           TERM OF OFFICE (1)
      NAME, AGE,              HELD                  AND LENGTH OF              PRINCIPAL OCCUPATION(S)
     AND ADDRESS            WITH FUND                TIME SERVED               DURING THE PAST 5 YEARS
-------------------   ---------------------   -------------------------   ---------------------------------
Tony Williams,        President               Since 2004                  Chief Executive Officer of Asset
Age: 40                                                                   Management Americas
330 Madison Avenue,                                                       (2004-present); Head of Asset
New York, NY 10017                                                        Management Americas and Chief
                                                                          Operating Officer, Julius Baer
                                                                          Investment Management LLC
                                                                          (2003-present); Director and Head
                                                                          of Cross Border Strategies, JP
                                                                          Morgan Fleming Asset Management
                                                                          (1989-2002); Chief Operating
                                                                          Officer, JP Morgan Fleming Asset
                                                                          Management (1998-2001).

Denise Downey,        Vice President          Since 2004                  First Vice President, Director,
Age: 43                                                                   Institutional Investments (since
330 Madison Avenue,                                                       2002); First Vice President, Head
New York, NY 10017                                                        of Product Development, Bank
                                                                          Julius Baer (2001-2002); Vice
                                                                          President, Deputy Chief
                                                                          Investment Officer, Bank Julius
                                                                          Baer (1995-2001); Vice President,
                                                                          Senior Portfolio Manager, Bankers
                                                                          Trust Company (1986-1995).

Brett Gallagher,      Vice President          Since 2004                  First Vice President and Deputy
Age 43                                                                    Chief Investment Officer of Ban
330 Madison Avenue,                                                       Julius Baer Investment
New York, NY 10017                                                        Management, Inc. (1999-present)
                                                                          Senior Investment Executive, The
                                                                          Chase Manhattan Bank and Morgan
                                                                          Guaranty Trust Company (October
                                                                          1995-December 1998); Senior
                                                                          Portfolio Manager, Bankers Trust
                                                                          Company, New York.


Richard Pell,         Vice President          Since 2004                  Senior Vice President and Chief
Age: 50                                                                   Investment Officer of Bank Julius
330 Madison Avenue,                                                       Baer & Co., Ltd., New York Branch
New York, NY 10017                                                        (2000-present); Senior Vice
                                                                          President and Chief Investment
                                                                          Officer of Bank Julius Baer and
                                                                          Co., Ltd., New York Branch
                                                                          (1995-2000).

                         POSITION(S)              TERM OF OFFICE (1)
      NAME, AGE,             HELD                    AND LENGTH OF                            PRINCIPAL OCCUPATION(s)
     AND ADDRESS          WITH FUND                   TIME SERVED                             DURING THE PAST 5 YEARS
--------------------   --------------    -------------------------------------   -----------------------------------------------
Rudolph-Riad Younes,   Vice President    Since 2004                              Senior Vice President an Head of International
Age: 43                                                                          Equity Management of Julius Baer Investment
330 Madison Avenue                                                               Management, LLC (2000-present); Senior Vice
New York, NY 10017                                                               President and Head of International Equity
                                                                                 Management of Bank Julius Baer & Co., Ltd.,
                                                                                 New York Branch (1993-2000).

Craig Giunta,          Secretary,        Secretary and Treasurer (since 2001);   Vice President, Julius Baer Investment
Age: 32                Treasurer and     Chief Financial Officer (since 2003)    Management, LLC. (2002-present); Vice President
330 Madison Avenue,    Chief Financial                                           Bank Julius Baer & Co., Ltd., New York Branch
New York, NY 10017     Officer                                                   (2001-2002); Secretary, Treasurer
                                                                                 (2001-present) and Chief Financial Officer
                                                                                 (2003-present) of Julius Baer Investment Fund,
                                                                                 Supervisor of Fund Accounting, Neuberger Berman
                                                                                 LLC, (1994-2001).

Cynthia J. Surprise,   Assistant         Since 1999                              Director and Counsel, Mutual Fund
Age: 58                Secretary                                                 Administration, Investors Bank and Trust
200 Clarendon St.,                                                               Company (1999-present); Vice President, State
Boston, MA 02116                                                                 Street Bank & Trust Company, (1994-1999).

Victoria McFarlane,    Assistant         Since 2003                              Director, Investors Bank & Trust Company
Age: 38                Treasurer                                                 (2001-present); Manager/Assistant Vice
200 Clarendon St.,                                                               President of Fund Treasury for MFS Investment
Boston, MA 02116                                                                 Management (1997-2002).


----------------
(1) The term of office for each officer is one year and until each successor is chosen and duly qualified.

JULIUS BAER GLOBAL EQUITY FUND INC.

330 Madison Avenue
New York, New York 10017


This report is sent to shareholders of the Julius Baer Global Equity Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.


www.us-funds.juliusbaer.com



Julius Baer Group: Zurich (head office), Amsterdam, Basle, Berne, Frankfurt, Geneva, Grand Cayman, Guernsey, Hong Kong, Lausanne, London, Los Angeles, Lucerne, Lugano, Luxemburg, Madrid, Milan, Montreal, New York, Palm Beach, Paris, Stockholm, Vienna and Zug.

ITEM 2.  CODE OF ETHICS.

     As of October 31, 2004, the Registrant has adopted a code of ethics that applies to the Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer. During the year ended October 31, 2004, the Registrant amended its code of ethics in response to new Securities and Exchange Commission Final Rule IA-2256, dated July 2, 2004, requiring registered advisers to adopt codes of ethics setting forth standards of conduct expected of advisory personnel and addressing conflicts that arise from personal trading by advisory personnel. During the year ended October 31, 2004, the Registrant did not grant any waivers from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 11(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors has determined that the Registrant has one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Mr. Harvey B. Kaplan, who is an independent director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, KPMG LLP, for the audit of the Registrant's annual financial statements for March 31, 2004 and March 31, 2003 were $30,000 and $41,500, respectively. Effective July 1, 2004, the Fund changed its fiscal end from March 31 to October 31. For the seven months ended October 31, 2004, the aggregate fees billed for professional services rendered by its principal accountants, KPMG LLP, for the audit of the Registrant's annual financial statements was $30,000.
         (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP for October 31, 2004, March 31, 2004 or March 31, 2003.
         (c) TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for March 31, 2004 and March 31, 2003 were $4,500 and $4,500, respectively. Effective July 1, 2004, the Fund changed its fiscal end from March 31 to October 31. For the seven months ended October 31, 2004, the aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for October 31, 2004 was $4,500.
         (d) ALL OTHER FEES: KPMG LLP received a fee of $13,500 for March 31, 2004 and $0 in March 31, 2003 in connection with assisting management in documenting their controls over financial reporting, tax controls, and the review of fair valuation procedures. No such fees were billed to the Registrant by KPMG LLP for October 31, 2004.
         (e) (1)The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
         (e) (2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

              (b) Not applicable

              (c) 100%

              (d) Not applicable

         (f)  Not Applicable.

         (g)  Not applicable.

         (h)  Not applicable.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable to this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

     Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this filing.

ITEMS 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to this filing

ITEMS 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1)    Code of Ethics is attached.

     (a)(2) Separate certifications for the Registrant's of Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

     (b) Certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b), under the Investment Company Act of 1940 are attached here to as
               Exhibit 99.906CERT. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Julius Baer Global Equity Fund Inc. (formerly The European Warrant Fund, Inc.)
              ---------------------------------------------------------------------------------------

By (Signature and Title)    /s/ Tony Williams
                           --------------------------------------------------------------------------
                            Tony  Williams                President (Principal Executive Officer)

Date   12/16/04
      ----------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)    /s/ Craig Giunta
                           --------------------------------------------------------------------------
                            Craig Giunta       Treasurer, Secretary  (Principal Financial Officer)

Date   12/16/04
      ----------------------------

By (Signature and Title)    /s/ Tony Williams
                           --------------------------------------------------------------------------
                            Tony Williams                 President (Principal Executive Officer)

Date   12/16/04
      ----------------------------